                                                                    EXHIBIT 10.5

                        AMENDMENT AGREEMENT dated as of August 2, 2005 (this
                  "Amendment"), in respect of the Amended and Restated Credit Agreement dated as of December 29, 2004, as amended and restated as of February 16, 2005, as amended and restated as of February 16, 2005, as amended by the Waiver and Amendment (the "Waiver and Amendment") dated as of June 30, 2005 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Symbol Technologies, Inc. ("Symbol"), the lenders from time to time party thereto (the "Lenders") and JPMorgan Chase Bank, N.A., as Administrative Agent.

            The Borrower has requested that the Credit Agreement be amended as set forth herein.

            In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree as follows:

            SECTION 1. Amendment. Upon the effectiveness of this Amendment as provided in Section 3 below:

            (a) The definition of "Fixed Charge Coverage Ratio" in Section 1.01 of the Credit Agreement is amended to read in its entirely as follows:

                  "Fixed Charge Coverage Ratio" means, for any period, the ratio of (a) the Consolidated EB1TDA for such period plus up to a cumulative aggregate amount of $55,000,000 of cash charges and non-cash charges representing accruals of or reserves for cash expenditures in future periods that, in each case, are recorded in one of the last three fiscal quarters of the fiscal year ending December 31, 2005 and that relate to the Borrower's restructuring plan announced June 28, 2005, minus the amount of Capital Expenditures of the Borrower and the consolidated Subsidiaries for such period to (b) the sum for such period of (i) Consolidated Interest Expense, (ii) Capital Lease Principal Payments and amortization payments with respect to Long-Term Indebtedness and (iii) the aggregate amount of Taxes paid in cash by the Borrower and its Subsidiaries.

            SECTION 2. Representations and Warranties. The Borrower represents and warrants as of the Amendment Effective Date (defined below) to the Lenders that:

            (a) Before and after giving effect to this Amendment, all representations and warranties of each Loan Party set forth in the Loan Documents (as amended hereby) are true and correct in all material respects except to the extent that any representation or warranty expressly relates to an earlier date (in which case such representation or warranty is correct as of such earlier date).

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                                                                               2

            (b) Immediately before and after giving effect to this Amendment, no Default has occurred and is continuing.

            SECTION 3. Conditions to Effectiveness. This Amendment shall become effective on the date (the "Amendment Effective Date") on which the Administrative Agent shall have received counterparts hereof duly executed and delivered by the Borrower, the Administrative Agent and the Required Lenders. The Administrative Agent shall notify the Borrower and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.

            SECTION 4. Agreements. (a) Except as specifically stated herein, the provisions of the Credit Agreement are and shall remain in full force and effect. As used therein, the terms "Credit Agreement", "herein", "hereunder", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Credit Agreement, as amended hereby.

            (b) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under, the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower or any Guarantors to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall constitute a "Loan Document" for all purposes of the Credit Agreement and the other Loan Documents.

            SECTION 5. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 6. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Amendment.

            SECTION 7. Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by it in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel for the Administrative Agent.

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                                                                               3

            SECTION 8. Headings. The headings of this Amendment arc for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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                                                                               4

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                  SYMBOL TECHNOLOGIES, INC.,

                                    by /s/ James Porretto
                                       --------------------------
                                       Name:  James Porretto
                                       Title: Vice President Tax and Treasurer

                                  JPMORGAN CHASE BANK, N.A.,
                                  individually and AS Administrative Agent,

                                    by
                                       ___________________________
                                       Name:
                                       Title:

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                                                                               5

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                  SYMBOL TECHNOLOGIES, INC.,

                                    by
                                       ___________________________
                                       Name:
                                       Title:

                                  JPMORGAN CHASE BANK, N.A.,
                                  individually and as Administrative Agent,

                                    by /s/ David F. Gibbs
                                       ---------------------------
                                       Name:  DAVID F. GIBBS
                                       Title: SENIOR VICE PRESIDENT

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                                                                               6

                                  SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of August 2, 2005, in respect of the AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 29, 2004, as amended and restated as of February 16, 2005.

                                  To approve the amendment"

                                  Lender: Bank Leumi USA

                                          By: /s/ Scott Winfoot
                                              ----------------------------------
                                              Name:  Scott Winfoot
                                              Title: Vice President

                                  Lender: Bank Leumi USA

                                          By: /s/ Paul Tine
                                              --------------------------
                                              Name:  Paul Tine
                                              Title: First Vice President

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                                                                               7

                                  SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of August 2, 2005, in respect of the AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 29, 2004, as amended and restated as of February 16, 2005.

                                  To approve the amendment"

                                  Lender: Bank of America

                                          By: /s/ Debra E. Delvecchio
                                              ----------------------------------
                                              Name:  Debra E. Delvecchio
                                              Title: Managing Director

                                  Lender: ______________________________________

                                          By: __________________________________
                                              Name:
                                              Title:

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                                                                               8

                                  SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of August 2, 2005, in respect of the AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 29, 2004, as amended and restated as of February 16, 2005.

                                  To approve the amendment"

                                  Lender: BARCLAYS BANK PLC

                                          By: /s/ David Barton
                                              ----------------------------------
                                              Name:  DAVID BARTON
                                              Title: Associate Director

                                  Lender: ______________________________________

                                          By: __________________________________
                                              Name:
                                              Title:

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                                                                               9

                                  SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of August 2, 2005, in respect of the AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 29, 2004, as amended and restated as of February 16, 2005.

                                  To approve the amendment"

                                  Lender: Citibank, N.A.

                                          By: /s/ Stuart N. Berman
                                              ----------------------------------
                                              Name:  Stuart N. Berman
                                              Title: Vice President

                                  Lender: ______________________________________

                                          By: __________________________________
                                              Name:
                                              Title:

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                                                                              10

                                  SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of August 2, 2005, in respect of the AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 29, 2004, as amended and restated as of February 16, 2005.

                                  To approve the amendment"

                                  Lender: HSBC Bank USA, National Association

                                          By: /s/ Christopher J. Mendelsohn
                                              ----------------------------------
                                              Name:  Christopher J. Mendelsohn
                                              Title: First Vice President

                                  Lender: ______________________________________

                                          By: __________________________________
                                              Name:
                                              Title:

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                                                                              11

                                  SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of August 2, 2005, in respect of the AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 29, 2004, as amended and restated as of February 16, 2005.

                                  To approve the amendment"

                                  Lender: JPMorgan Chase Bank, N.A.

                                          BY: /s/ David Gibbs
                                              ----------------------------------
                                              Name:  David Gibbs
                                              Title: Senior vice President

                                  Lender: ______________________________________

                                          By: __________________________________
                                              Name:
                                              Title:

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                                                                              12

                                  SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of August 2, 2005, in respect of the AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 29, 2004, as amended and restated as of February 16, 2005.

                                  To approve the amendment"

                                  Lender: KeyBank National Association

                                          By: /s/ Jeff Kalinowski
                                              ----------------------------------
                                              Name:  Jeff Kalinowski
                                              Title: Senior Vice President

                                  Lender: ______________________________________

                                          By: __________________________________
                                              Name:
                                              Title:

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                                                                              13

                                  SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of August 2, 2005, in respect of the AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 29, 2004, as amended and restated as of February 16, 2005.

                                  To approve the amendment"

                                  Lender: NORTH FORK BANK

                                          By: /s/ Enrilo Panno
                                              ----------------------------------
                                              Name:  ENRILO PANNO
                                              Title: VICE PRESIDENT

                                  Lender: ______________________________________

                                          By: __________________________________
                                              Name:
                                              Title:

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                                                                              14

                                  SIGNATURE PAGE to the AMENDMENT AGREEMENT dated as of August 2, 2005, in respect of the AMENDED AND RESTATED CREDIT AGREEMENT dated as of December 29, 2004, as amended and restated as of February 16, 2005.

                                  To approve the amendment"

                                  Lender: WACHOVIA BANK, NA

                                          By: /s/ C. Jeffrey Seaton
                                              ----------------------------------
                                              Name:  C. JEFFREY SEATON
                                              Title: Managing Director

                                  Lender: ______________________________________

                                          By: __________________________________
                                              Name:
                                              Title: